UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2007

UNIVERSAL AMERICAN CORP.
(formerly Universal American Financial Corp.)

(Exact name of Registrant as Specified in Charter)

New York (State of incorporation or organization)	0-11321 (Commission File Number)	11-2580136 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190
Rye Brook, New York 10573
(Address of Principal Executive Offices) (Zip Code)

(914) 934-5200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Universal American Corp. held its first investor day on December 14, 2007. In its presentations at the investor day event, Universal American used the materials attached as Exhibit 99.1 to its Current Report on Form 8-K filed December 14, 2007. Universal American has produced a transcript of the oral portion of the presentations and the subsequent question and answer session at the investor day event. The transcript is attached hereto as Exhibit 99.1.

The transcript furnished as Exhibit 99.1 to this report is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits

(d) The following exhibits are included with this Report:

Exhibit No.	Exhibit Title
99.1	Transcript of Oral Portion of Presentations and Question and Answer Session at Investor Day Event Held on December 14, 2007

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Information contained in this report, including any exhibit, and oral statements made from time to time by our representatives may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws. These forward-looking statements may include, but not be limited to, statements regarding the effectiveness and completeness of our compliance with Centers for Medicare and Medicaid Services regulations and requirements and its effect on our earnings; the identification of acquisition candidates and the completion and/or integration or accretion of any such transactions; statements regarding our expectations of our operating plans and strategies generally; statements regarding our expectations of the performance of our Medicare Supplement and Medicare Advantage businesses and other lines of business, including the prediction of loss ratios and lapsation; the adequacy of reserves; our ability to institute future rate increases; expectations regarding our Medicare Part D program, including our estimates of membership, costs and revenues; and future operating results. Although we believe that the expectations reflected in forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will achieve our expectations. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond our ability to control or predict. Important factors that may cause actual results to differ materially and that could impact us and the statements contained in this report, including any exhibit,  can be found in our filings with the Securities and Exchange Commission, including quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. We assume no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL AMERICAN FINANCIAL CORP.

By:	/s/ MITCHELL J. STIER

Mitchell J. Stier
Senior Vice President and General Counsel

Date: December 18, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit Title
99.1	Transcript of Oral Portion of Presentations and Question and Answer Session at Investor Day Event Held on December 14, 2007